Exhibit 99.1

Impact Biomedical Inc Announces Filing of Form F-4 Registration Statement in Connection with Proposed Merger with Zoar Limited (f/k/a Dr Ashleys Limited)

Houston, Texas September 16, 2026 — Impact Biomedical Inc. (NYSE: IBO) (the “Company” or “Impact”) announced that a Form F-4 registration statement (the “Registration Statement”) was filed with the U.S. Securities and Exchange Commission (the “SEC”) on Thursday, September 10, 2026, by Zoar Limited (“PubCo”) in connection with the previously announced  business combination (the “Business Combination”) with, among others, PubCo and Zoar Labs Limited (f/k/a Dr. Ashley’s Bio Labs Limited) (“Zoar Labs”), which includes Impact’s preliminary proxy statement. The F-4 Registration Statement is available through the SEC’s website at www.sec.gov under the name “Zoar Limited”.

The management of Impact believes the filing of the Registration Statement is a major milestone in the path to closing. The completion of the Business Combination and the listing of the ordinary shares of PubCo shall be subject to, among others, the Registration Statement being declared effective by the SEC, approval of the transaction by Impact stockholders, approval of the listing of PubCo shares on NYSE American, and satisfaction or waiver of the other conditions in the merger and share exchange agreement.

The merger of Impact Biomedical Inc. and Zoar, upon approval and closing, is expected to result in a pharmaceutical company focused on the development and supply of Active Pharmaceutical Ingredients and intermediates for special therapeutic treatment areas.

Additional Information and Where to Find It In connection with the proposed transaction, Zoar Limited has filed with the SEC a Registration Statement that includes a preliminary proxy statement/prospectus (a “Proxy Statement/Prospectus”). After the Registration Statement is declared effective, a definitive Proxy Statement/Prospectus will be mailed to Impact’s stockholders as of a record date to be established by Impact’s board of directors for voting on the Business Combination. Impact may also file other relevant documents regarding the Business Combination with the SEC. Impact’s stockholders and other interested persons are advised to read, once available, the preliminary Proxy Statement/Prospectus and any amendments thereto and, once available, the definitive Proxy Statement/Prospectus, in connection with Impact’s solicitation of proxies for its special meeting of stockholders to be held to approve, among other things, the Business Combination, because these documents will contain important information about Impact, Zoar Labs, PubCo and the Business Combination. Stockholders of Impact may also obtain a copy of the preliminary or definitive proxy statement, once available, as well as other documents filed with the SEC, without charge, at the SEC’s website located at www.sec.gov or by directing a request to: Impact’s Chief Executive Officer at 275 Wiregrass Pkwy, West Henrietta, NY 14586.

Participants in the Solicitation

Impact, PubCo, Zoar Labs, and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Impact stockholders in connection with the proposed transaction. Information about Impact’s directors and executive officers is set forth in Impact’s filings with the SEC. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the Registration Statement and the Proxy statement/Prospectus included therein.

About Zoar Limited:

Zoar Limited is a global pharmaceutical company focused on the development and manufacturing of active pharmaceutical ingredients, formulations, orphan drugs, and contract development and manufacturing services for pharmaceutical and biotechnology companies worldwide.

About IBO:

Impact Biomedical Inc. discovers, confirms, and patents unique science and technologies which can be developed into new offerings in biopharmaceuticals and consumer healthcare and wellness in collaboration with external partners through research, licensing, co-development, joint ventures, and other relationships.

Safe Harbor Disclosure:

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including statements regarding the Registration Statement, the proposed Business Combination, remaining conditions to closing, expected ownership and listing of PubCo shares, and the anticipated combined business. These statements are subject to risks and uncertainties that may cause actual results or events to differ materially from those projected, including the risk that the Registration Statement is not declared effective on the anticipated timeline or at all, that Impact stockholders do not approve the transaction, that NYSE American does not approve the listing of PubCo shares, that other closing conditions are not satisfied or waived, or that the merger and share exchange agreement is terminated. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this press release.

No Offer or Solicitation

This press release is not a proxy statement or solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the proposed transaction and does not constitute an offer to sell, or a solicitation of an offer to buy, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Investor Relations:

info@impactbiomedinc.com

www.impactbiomedinc.com